EXHIBIT 99.1
                                  ------------

                                POWER OF ATTORNEY
                          FOR EXECUTING SCHEDULE 13E-3

         Know all by these presents, that the undersigned hereby constitutes and appoints each of James M. Greenwood, Richard A. Parr II and Daniel J. Thomas the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned a Schedule 13E-3 (including amendments thereto) in accordance with Section 13(e) of the Securities Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such
         Schedule 13E-3 (including amendments thereto) and file that Schedule with the Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of the undersigned, it being understood that the documents executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as the attorney-in-fact may approve in the attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

         The undersigned agrees that each  attorney-in-fact may rely entirely on
information   furnished   orally  or  in  writing  by  the  undersigned  to  the
attorney-in-fact.

         This Power of Attorney shall remain in full force and effect until the undersigned has filed such Schedule 13E-3 (including amendments thereto), unless earlier revoked by the undersigned in a signed writing delivered to each attorney-in-fact. This Power of Attorney does not revoke any other power of attorney that the undersigned has previously granted.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed effective as of the date written below.

                                               /s/ JAMES M. GREENWOOD
                                               ---------------------------------
                                               Signature


                                                   JAMES M. GREENWOOD
                                               ---------------------------------
                                               Type or Print Name


                                                    MAY 28, 1999
                                                --------------------------------
                                                Date

                                POWER OF ATTORNEY

                          FOR EXECUTING SCHEDULE 13E-3

         Know all by these presents, that the undersigned hereby constitutes and appoints each of James M. Greenwood, Richard A. Parr II and Daniel J. Thomas the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned a Schedule 13E-3 (including amendments thereto) in accordance with Section 13(e) of the Securities Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such
         Schedule 13E-3 (including amendments thereto) and file that Schedule with the Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of the undersigned, it being understood that the documents executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as the attorney-in-fact may approve in the attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

         The undersigned agrees that each  attorney-in-fact may rely entirely on
information   furnished   orally  or  in  writing  by  the  undersigned  to  the
attorney-in-fact.

         This Power of Attorney shall remain in full force and effect until the undersigned has filed such Schedule 13E-3 (including amendments thereto), unless earlier revoked by the undersigned in a signed writing delivered to each attorney-in-fact. This Power of Attorney does not revoke any other power of attorney that the undersigned has previously granted.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed effective as of the date written below.



                                              /s/ RICHARD A. PARR II
                                       -----------------------------------------
                                       Signature


                                                  RICHARD A. PARR II
                                       -----------------------------------------
                                       Type or Print Name


                                                   MAY 28, 1999
                                       -----------------------------------------
                                       Date

                                POWER OF ATTORNEY
                          FOR EXECUTING SCHEDULE 13E-3

         Know all by these presents, that the undersigned hereby constitutes and appoints each of James M. Greenwood, Richard A. Parr II and Daniel J. Thomas the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned a Schedule 13E-3 (including amendments thereto) in accordance with Section 13(e) of the Securities Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such
         Schedule 13E-3 (including amendments thereto) and file that Schedule with the Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of the undersigned, it being understood that the documents executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as the attorney-in-fact may approve in the attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

         The undersigned agrees that each  attorney-in-fact may rely entirely on
information   furnished   orally  or  in  writing  by  the  undersigned  to  the
attorney-in-fact.

         This Power of Attorney shall remain in full force and effect until the undersigned has filed such Schedule 13E-3 (including amendments thereto), unless earlier revoked by the undersigned in a signed writing delivered to each attorney-in-fact. This Power of Attorney does not revoke any other power of attorney that the undersigned has previously granted.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed effective as of the date written below.

                                               /s/ DANIEL J. THOMAS
                                       -----------------------------------------
                                       Signature


                                                   DANIEL J. THOMAS
                                       -----------------------------------------
                                       Type or Print Name


                                                   MAY 28, 1999
                                       -----------------------------------------
                                       Date

                                POWER OF ATTORNEY
                          FOR EXECUTING SCHEDULE 13E-3

         Know all by these presents, that the undersigned hereby constitutes and appoints each of James M. Greenwood, Richard A. Parr II and Daniel J. Thomas the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned a Schedule 13E-3 (including amendments thereto) in accordance with Section 13(e) of the Securities Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such
         Schedule 13E-3 (including amendments thereto) and file that Schedule with the Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of the undersigned, it being understood that the documents executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as the attorney-in-fact may approve in the attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

         The undersigned agrees that each  attorney-in-fact may rely entirely on
information   furnished   orally  or  in  writing  by  the  undersigned  to  the
attorney-in-fact.

         This Power of Attorney shall remain in full force and effect until the undersigned has filed such Schedule 13E-3 (including amendments thereto), unless earlier revoked by the undersigned in a signed writing delivered to each attorney-in-fact. This Power of Attorney does not revoke any other power of attorney that the undersigned has previously granted.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed effective as of the date written below.

                                                /s/ JOHN K. CARLYLE
                                          --------------------------------------
                                          Signature


                                                    JOHN K. CARLYLE
                                          --------------------------------------
                                          Type or Print Name


                                                    MAY 28, 1999
                                          --------------------------------------
                                          Date

                                POWER OF ATTORNEY
                          FOR EXECUTING SCHEDULE 13E-3

         Know all by these presents, that the undersigned hereby constitutes and appoints each of James M. Greenwood, Richard A. Parr II and Daniel J. Thomas the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned a Schedule 13E-3 (including amendments thereto) in accordance with Section 13(e) of the Securities Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such
         Schedule 13E-3 (including amendments thereto) and file that Schedule with the Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of the undersigned, it being understood that the documents executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as the attorney-in-fact may approve in the attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

         The undersigned agrees that each  attorney-in-fact may rely entirely on
information   furnished   orally  or  in  writing  by  the  undersigned  to  the
attorney-in-fact.

         This Power of Attorney shall remain in full force and effect until the undersigned has filed such Schedule 13E-3 (including amendments thereto), unless earlier revoked by the undersigned in a signed writing delivered to each attorney-in-fact. This Power of Attorney does not revoke any other power of attorney that the undersigned has previously granted.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed effective as of the date written below.

                                               /s/ W. TOM FOGARTY, M.D.
                                          --------------------------------------
                                          Signature


                                                   W. TOM FOGARTY, M.D.
                                          --------------------------------------
                                          Type or Print Name


                                                   MAY 28, 1999
                                          --------------------------------------
                                          Date

                                POWER OF ATTORNEY
                          FOR EXECUTING SCHEDULE 13E-3

         Know all by these presents, that the undersigned hereby constitutes and appoints each of James M. Greenwood, Richard A. Parr II and Daniel J. Thomas the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned a Schedule 13E-3 (including amendments thereto) in accordance with Section 13(e) of the Securities Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such
         Schedule 13E-3 (including amendments thereto) and file that Schedule with the Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of the undersigned, it being understood that the documents executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as the attorney-in-fact may approve in the attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

         The undersigned agrees that each  attorney-in-fact may rely entirely on
information   furnished   orally  or  in  writing  by  the  undersigned  to  the
attorney-in-fact.

         This Power of Attorney shall remain in full force and effect until the undersigned has filed such Schedule 13E-3 (including amendments thereto), unless earlier revoked by the undersigned in a signed writing delivered to each attorney-in-fact. This Power of Attorney does not revoke any other power of attorney that the undersigned has previously granted.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed effective as of the date written below.

                                               /s/ KENNETH LOFFREDO
                                          --------------------------------------
                                          Signature


                                                   KENNETH LOFFREDO
                                          --------------------------------------
                                          Type or Print Name


                                                   MAY 28, 1999
                                          --------------------------------------
                                          Date

                                POWER OF ATTORNEY
                          FOR EXECUTING SCHEDULE 13E-3

         Know all by these presents, that the undersigned hereby constitutes and appoints each of James M. Greenwood, Richard A. Parr II and Daniel J. Thomas the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned a Schedule 13E-3 (including amendments thereto) in accordance with Section 13(e) of the Securities Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such
         Schedule 13E-3 (including amendments thereto) and file that Schedule with the Securities and Exchange Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of the undersigned, it being understood that the documents executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as the attorney-in-fact may approve in the attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

         The undersigned agrees that each  attorney-in-fact may rely entirely on
information   furnished   orally  or  in  writing  by  the  undersigned  to  the
attorney-in-fact.

         This Power of Attorney shall remain in full force and effect until the undersigned has filed such Schedule 13E-3 (including amendments thereto), unless earlier revoked by the undersigned in a signed writing delivered to each attorney-in-fact. This Power of Attorney does not revoke any other power of attorney that the undersigned has previously granted.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed effective as of the date written below.

                                               /s/ THOMAS E. KIRALY
                                          --------------------------------------
                                          Signature


                                                   THOMAS E. KIRALY
                                          --------------------------------------
                                          Type or Print Name


                                                   MAY 28, 1999
                                          --------------------------------------
                                          Date